Execution Version

ALLIQUA, INC.

Securities Purchase Agreement

April 14, 2014

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Execution Version

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 14, 2014, by and among Alliqua, Inc., a Florida corporation (the “Company”), and each of the investors identified on the signature pages hereto (each, an “Investor” and together, the “Investors”).

The parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise, or (b) to own, directly or indirectly, fifty percent (50%) or more of the outstanding securities or other ownership interest of such Person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day (other than a Saturday, Sunday or a legal holiday) on which banks are open for general business in New York, New York.

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction or (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction.

“Closing” means the closing of the purchase and sale of the Common Shares and Warrants pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing and shall take place at 4:00 p.m. EDT on April 14, 2014, or on such other date and time as is mutually agreed to by the Company and the Majority-in-Interest.

“Company” has the meaning set forth in the Preamble.

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“Common Shares” has the meaning set forth in Section 2.1(a).

“Common Stock” has the meaning set forth in Section 2.1(a).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” has the meaning set forth in Section 3.1(g).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(q).

“Investor” or “Investors” has the meaning set forth in the Preamble.

“knowledge” of the Company means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge, after reasonable due inquiry, of any executive officer of the Company as of the date of this Agreement.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Majority-in-Interest” means Investors holding at least a majority of the Common Shares then outstanding.

“Material Adverse Effect” means (a) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (b) a material and adverse effect on the legality, validity or enforceability of this Agreement, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (x) a change in the market price or trading volume of the Common Stock, (y) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and the Subsidiaries taken as a whole, or (z) effects resulting from or relating to the announcement or disclosure of the sale of the Common Shares or other transactions contemplated by, or being taken in connection with, this Agreement.

“Material Permits” has the meaning set forth in Section 3.1(r).

“NASDAQ” shall mean The NASDAQ Stock Market LLC.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Per Share Purchase Price” has the meaning set forth in Section 2.1(a).

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“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” has the meaning set forth in Section 4.4(a).

“Purchase Price” has the meaning set forth in Section 2.1(a).

“Registrable Securities” means the Common Shares and Warrant Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Resale Registration Statement” has the meaning set forth in Section 4.4(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” means the Securities Act of 1933, as amended.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps, derivatives and similar arrangements.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market; provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or any over the counter market operated by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(h).

“Transaction Documents” means this Agreement, the Warrants and the schedules and exhibits referred to herein.

“Transfer Agent” means Action Stock Transfer Corp., or any successor transfer agent for the Company.

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“Warrant Shares” has the meaning set forth in Section 2.3.

“Warrants” has the meaning set forth in Section 2.1(b).

ARTICLE 2
PURCHASE AND SALE

2.1 Purchase and Sale of Stock and Warrants; Closing.

(a) Upon the following terms and conditions, on the Closing Date the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, that number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as is set forth on each such Investor’s signature page hereto (collectively, the “Common Shares”), at a price per share equal to $7.00 (the “Per Share Purchase Price,” and such amounts in the aggregate, the “Purchase Price”).

(b) The Company further agrees to issue to each Investor on the Closing Date, in consideration for the Purchase Price, a Warrant in substantially the form attached hereto as Exhibit A (each a “Warrant” and collectively, the “Warrants”), to purchase that number of shares of Common Stock as is equal to twenty percent (20%) of the number of Common Shares purchased by each such Investor hereunder. The Warrants shall have an initial term of five (5) years from their issuance date and shall have an initial exercise price per share equal to $10.50.

(c) The Closing shall take place by the electronic exchange of executed Transaction Documents.

2.2 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to the number of Common Shares and the Per Share Purchase Price shall be amended to appropriately account for such event.

2.3 Reserve Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of shareholders, a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”).

2.4 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor (i) a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to promptly deliver one or more stock certificates, free and clear of all restrictive and other legends (except for a customary legend to the effect that the Common Shares have not been registered under the Securities Act), evidencing the Common Shares purchased by such Investor hereunder, registered in the name of such Investor and (ii) a Warrant to purchase that number of Warrant Shares equal to twenty percent (20%) of the number of Common Shares purchased by such Investor hereunder.

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(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price for such Investor’s Common Shares and Warrants in United States dollars by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the SEC Reports or in the Schedules delivered concurrently herewith:

(a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Florida, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, formation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) Subsidiaries. The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder including the issuance and sale of the Common Shares and Warrants. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents to which it is party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its shareholders. Each of the Transaction Documents to which to Company is party to has been duly executed by the Company and is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents it is party to and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents, (ii) in any material respect, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, or (iii) in any material respect, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary is as of the date hereof, nor after giving effect to the transactions contemplated hereby to occur at the Closing, will be Insolvent (as defined below). For purposes of this Section 3.1(d), “Insolvent” means, with respect to the Company or any Subsidiary (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s debts and liabilities, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged, as such business is now conducted and is proposed to be conducted.

(e) The Common Shares and Warrant Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer set forth in this Agreement or imposed by applicable securities laws) and will not be subject to preemptive or similar rights of shareholders. When the Warrant Shares are issued in accordance with the terms of the Warrants, such shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer set forth in this Agreement or imposed by applicable securities laws) and will not be subject to preemptive or similar rights of shareholders.

(f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, Options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) as of April 9, 2014 is set forth on Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as set forth on Schedule 3.1(f), the Company does not have outstanding any Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, nor has it entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events and as set forth on Schedule 3(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.

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(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with the exhibits thereto and the documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

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(h) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or as set forth in Schedule 3.1(h), (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. Neither the Company nor any Subsidiary has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(i) Absence of Litigation. Except as set forth on Schedule 3(i), there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Compliance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i)  neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator or governmental body, and (iii) neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority. The Company has not taken, in violation of applicable law, any action designed to or that would have reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Common Shares and Warrants.

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(k) Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by the Investor or its Affiliates) relating to or arising out of the issuance of the Common Shares and Warrants to the Investors pursuant to this Agreement. The Company shall pay, and hold the Investors harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares and Warrants pursuant to this Agreement. Except for Summer Street Research Partners (“Summer Street”), as placement agent in connection with the offer and sale of Common Shares and Warrants pursuant this Agreement, which the Company has agreed to pay a cash fee of 6% of the Purchase Price, the Company does not intend to pay any placement agent’s fees, financial advisory fees, or brokers’ commissions in connection with the sale of the Common Shares and Warrants.

(l) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares and Warrants as contemplated hereby or (ii) or cause the offering of the Common Shares and Warrants pursuant hereto to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Common Shares and Warrants by the Company to the Investors as contemplated hereby. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(m) Registration Rights. Except as set forth on Schedule 3(m), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(n) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, including under the Florida Business Corporation Act, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Investors or their Affiliates as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and Warrants to the Investors and the Investors’ ownership thereof.

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(o) Disclosure. All written disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their respective business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(p) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(p), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company that would be required to be reported on Form 10-K by Item 13 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(q) Patents and Trademarks. The Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. The Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others and there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights.

(r) Regulatory Permits. The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and described in the SEC Reports (“Material Permits”), except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(s) Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees is as disclosed in the SEC Reports. During the period covered by the SEC Reports, no executive officer or key employee of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer or key employee intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s or key employee’s employment with the Company or a Subsidiary, as applicable. To the knowledge of the Company, (i) no executive officer or key employee of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and (ii) the continued employment of each such executive officer or key employee does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters, except where such violation or liability, as the case may be, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(t) Labor Matters. The Company and each Subsidiary is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company is in compliance with applicable NASDAQ trading qualification requirements. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the Common Stock’s continued qualification for trading on the NASDAQ market.

3.2 Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor has full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by such Investor of the Common Shares and Warrants hereunder has been duly authorized by all necessary corporate action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) No Public Sale or Distribution. Such Investor is acquiring the Common Shares and Warrants for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares or Warrants to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares or Warrants for any minimum or other specific term and reserves the right to dispose of the Common Shares or Warrants at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

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(c) Investor Status. At the time such Investor was offered the Common Shares and Warrants, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and as indicated by such Investor’s response to the investor questionnaire attached hereto as Schedule A. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(d) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares and Warrants, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Common Shares and Warrants indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and Warrants and the merits and risks of investing in the Common Shares and Warrants; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) to the extent such Investor is not a natural person, result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

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(g) Restricted Securities. Such Investor understands that the Common Shares, Warrants and Warrant Shares (upon issuance) are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Investor further understands that the certificates evidencing the Common Shares, Warrants and Warrant Shares purchased by it will contain the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

(h) Prohibited Transactions. Such Investor has not, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with such Investor has, engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1 Filing of Reports. Until the date that all Investors (or any transferee that is an Affiliate of such Investor) cease to own any Common Shares or Warrant Shares, the Company covenants to use its commercially reasonable efforts to (a) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Securities Act and the Exchange Act, (b) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company, and (c) furnish to each Investor promptly upon request therefor (i) a written statement by the Company as to its compliance with the requirements of Rule 144(c) under the Securities Act, and the reporting requirements under the Securities Act and the Exchange Act, and (ii) such reports and documents of the Company as such Investor may reasonably request to avail itself (or its Affiliates) of any similar rule or regulation of the SEC allowing it (or its Affiliates) to sell any such securities without registration.

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4.2 Listing of Shares. Promptly following the date hereof, the Company shall take all necessary action to cause the Common Shares and Warrant Shares to be qualified for trading on the NASDAQ. If the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Common Shares and Warrant Shares and will take such other action as is necessary to cause such Common Shares and Warrant Shares to be so listed.

4.3 Form D and Blue Sky. The Company agrees to file a Form D with respect to the Common Shares, Warrants and Warrant Shares as required under Regulation D. The Company shall, on or promptly after the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Common Shares, Warrants and Warrant Shares for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Common Shares, Warrants and Warrant Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.4 Registration Rights.

(a) On or prior to the July 9, 2014, the Company shall use its reasonable best efforts to prepare and file with the SEC a registration statement on Form S-3 (or such other form if, at such time, the Company is not eligible to utilize such Form S-3) covering the resale of all of the Registrable Securities (the “Resale Registration Statement” including the base prospectus contained therein the “Prospectus”).

(b) Upon filing the Resale Registration Statement, the Company shall use its reasonable best efforts to cause such Resale Registration Statement to be declared effective by the SEC as soon as practicable thereafter, including the filing of amendments and post-effective amendments and supplements to such Resale Registration Statement. The Company shall otherwise use its reasonable best efforts to comply with all rules and regulations of the SEC and other governmental and regulatory authorities applicable to the registration of such Registrable Securities and the effectiveness of the Resale Registration Statement.

(c) The Company shall maintain such Resale Registration Statement and shall comply with its other obligations under this Section 4.4 until the earlier to occur of (i) such time as no Investor owns any Registrable Securities and (ii) such time as the Registrable Securities may be resold by the Investors pursuant to Rule 144 of the Securities Act without the requirement for the Company to be in compliance with the current public information required under such Rule and without volume or manner-of-sale restrictions.

(d) The Company shall notify the Investors of the occurrence or existence of any pending corporate development with respect to the Company that it believes is material and that, in the determination of the Company and its counsel, causes the Resale Registration Statement and the Prospectus to contain an untrue statement of material fact or to omit to state a material fact necessary to make the statements contained therein not misleading, or otherwise makes the Resale Registration Statement and the Prospectus not in the best interest of the Company to allow continued availability thereof. The Company shall use its reasonable best efforts to cause the filing of amendments and post-effective amendments and supplements to such Resale Registration Statement and Prospectus as the Company determines are necessary to again allow resales under the Resale Registration Statement as soon as practicable.

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(e) All expenses incident to the Company’s compliance with this Section 4.4, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities laws, printing expenses, filing expenses, and fees and disbursements of the Company’s counsel and independent registered public accountants will be borne by the Company.

4.5 Listing. The Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Registrable Securities. Except in connection with a Change of Control Transaction, for so long as any Investor holds any Common Shares, (a) the Company shall use reasonable best efforts to maintain the authorization for quotation of the Common Stock on NASDAQ any other Trading Market and (b) neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the NASDAQ (or other Trading Market upon which the Common Stock is then listed). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.5.

4.6 Equal Treatment of Investors. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of the Common Shares or otherwise.

4.7 Use of Proceeds. The Company will use the net proceeds from the sale of the Common Shares and Warrants for working capital, general corporate purposes and potential acquisitions.

4.8 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC. From and after the issuance of such press release and except to the extent otherwise specifically agreed to between the Company and any Investor, the Company represents to each Investor that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such press release. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Investor, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC or any registration statement contemplated by the registration rights provisions of Section 4.4 herein and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b).

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Execution Version

ARTICLE 5
CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of the Investors to purchase the Common Shares and Warrants at the Closing is subject to the satisfaction or waiver by the Majority-in-Interest, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date);

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended by the SEC or any other applicable authority at any time since the date of execution of this Agreement;

(d) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect; and

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Execution Version

(e) No Injunction. No preliminary or permanent injunction or other order issued by a court of competent jurisdiction which prevents the consummation of the transactions contemplated by any of the Transaction Documents shall have been issued and remain in effect, provided, however, that the parties shall use their respective commercially reasonable efforts to have any such order or injunction lifted.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares and Warrants at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date);

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing; and

(c) No Injunction. No preliminary or permanent injunction or other order issued by a court of competent jurisdiction which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect, provided, however, that the parties shall use their respective commercially reasonable efforts to have any such order or injunction lifted.

ARTICLE 6
GENERAL PROVISIONS

6.1 Termination. This Agreement may be terminated by the Company or the Majority-in-Interest, by written notice to the other parties, if the Closing has not been consummated by April 30, 2014; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties) occurring prior to such termination.

6.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Common Shares.

6.3 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to each Investor such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

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Execution Version

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section  prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority-in-Interest or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority-in-Interest. Each Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any of such Investor’s Common Shares and Warrants, provided (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares and Warrants, by the provisions hereof that apply to the “Investor” and such transferee is not a competitor of, or Affiliated with a competitor of, the Company and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

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6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.9 Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

6.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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Execution Version

6.13 Replacement of Certificates. If any certificate or instrument evidencing any Common Shares and Warrants is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 No Liability. Each Investor hereby irrevocably waives and releases, to the fullest extent permitted by law, any and all Actions it has or may have against any other Investor, or any of its Representatives directly or indirectly based upon, relating to, or arising out of the transactions contemplated by this Agreement, including any Action, whether under applicable securities law or otherwise, directly or indirectly based upon, relating to, or arising out of the knowledge, possession, use or non-disclosure of any information by such other Investor or any of its Representatives. For purposes of this Section 6.15, “Action” means any action, suit, proceeding, claim, arbitration, litigation or investigation, in each case by or before any Person and “Representatives” means, with respect to a Person, such Person’s Affiliates, and the directors, officers, managers, stockholders, members, principals, partners, employees, agents, attorneys, accountants and other advisors and representatives of such Person or any of its Affiliates.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Alliqua, INC.

By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer

Address for Notice:

2150 Cabot Boulevard West
Langhorne, PA 19047
Attn: Chief Executive Officer
Facsimile No.: (215) 702-8535
Telephone No.: (215) 702-8550_

With a copy (which shall not constitute notice) to:

Haynes and Boone, LLP
30 Rockefeller Plaza
26th Floor
New York, New York 10112
Attn: Rick Werner, Esq.
Facsimile No.: (212) 884-8234
Telephone No.: (212) 659-4974

Signature Page to Securities Purchase Agreement

Investors:

[_____________________]

By:
Name:
Title:

Address for Notice:

Attention:
Facsimile: (___)
Telephone: (___)

Number of Common Shares:
Number of Warrant Shares:
Purchase Price: $
Tax ID Number:

Delivery Instructions (if different from above):

Attention:
Facsimile: (___)
Telephone: (___)

Other Special Instructions: _______________________________

Signature Page to Securities Purchase Agreement

Exhibit A

FORM OF WARRANT

Execution Version

Schedule A

ACCREDITED INVESTOR QUESTIONNAIRE

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______ I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to investing in this Offering, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______ I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______ The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______ The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______ The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______ The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Purchase Agreement.

Initial _______ The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Execution Version

Initial _______ The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______ The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial _______ The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______ The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______ The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______ The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.